 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 17, 2014
Brixmor Property Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36160	45-2433192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Lexington Avenue
New York, New York 10170
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events
On November 17, 2014, certain investment funds affiliated with The Blackstone Group L.P. (the "Selling Stockholders") completed the previously-announced underwritten public offering of 28,750,000 shares (the “Shares”) of common stock, par value $0.01 per share of Brixmor Property Group Inc. (the “Company”), including 3,750,000 Shares sold pursuant to an option to purchase additional shares granted by the Selling Stockholders to the underwriters, at a public offering price of $23.75 per share.
The Company did not receive any proceeds from the sale of the Shares by the Selling Stockholders.
In connection with the offering, the Selling Stockholders and the Company entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, BPG Subsidiary Inc., Brixmor Operating Partnership LP, the Selling Stockholders, and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, and the several other underwriters named therein. Subject to the terms and conditions stated in the Underwriting Agreement, each underwriter agreed to purchase, and the Selling Stockholders agreed to sell to that underwriter, the number of Shares set forth opposite the underwriter’s name in Schedule I thereto.
The above description of the Underwriting Agreement does not purport to be a complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits
(d)     The following exhibit is attached to this Current Report on Form 8-K

99.1
Underwriting Agreement dated as of November 11, 2014 by and among Brixmor Property Group Inc., BPG Subsidiary Inc., Brixmor Operating Partnership LP, the Selling Stockholders and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, and the several other underwriters named therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIXMOR PROPERTY GROUP INC.

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President,
General Counsel and Secretary
Date: November 17, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1
Underwriting Agreement dated as of November 11, 2014 by and among Brixmor Property Group Inc., BPG Subsidiary Inc., Brixmor Operating Partnership LP, the Selling Stockholders and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, and the several other underwriters named therein.